UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

PennyMac Mortgage Investment Trust

 (Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 5, 2019, PennyMac Mortgage Investment Trust (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing three (3) Class I trustee nominees to serve on the Company’s Board of Trustees (the “Board”) until its 2022 Annual Meeting of Shareholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (iii) approving, by non-binding vote, the Company’s executive compensation; and (iv) approving the PennyMac Mortgage Investment Trust 2019 Equity Incentive Plan.  The total number of common shares of beneficial interest entitled to vote at the Meeting was 68,412,435, of which 61,814,922 shares, or 90.35%, were present in person or by proxy.

Proposal 1:  The election of three (3) Class I trustee nominees to serve on the Board until the 2022 Annual Meeting of Shareholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Scott W. Carnahan	46,211,220	401,827	64,048	15,137,827
Marianne Sullivan	36,736,158	9,879,504	61,433	15,137,827
Frank P. Willey	36,473,613	10,138,340	65,142	15,137,827

All Class I trustee nominees were elected.  The other continuing trustees of the Company are Stanford L. Kurland, David A. Spector, Randall D. Hadley, Preston DuFauchard, Nancy McAllister and Stacey D. Stewart.

Proposal 2:  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes

60,744,335	902,305	168,282	0

Proposal 3:  Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

40,632,167	5,772,062	272,866	15,137,827

Proposal 4:  Approval of the PennyMac Mortgage Investment Trust 2019 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes

44,146,839	2,293,138	237,118	15,137,827

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: June 11, 2019	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer